EXHIBIT 99.2

GSAMP 05-NC1

100% deal prepay speed
Libor forward curve as indicated
No losses
To Maturity

                         Forward Curve
                         Excess Spread
Period   Date
Total

     0   28-Feb-05
     1   25-Mar-05               5.107
     2   25-Apr-05               3.357
     3   25-May-05               3.413
     4   25-Jun-05               3.108
     5   25-Jul-05               3.224
     6   25-Aug-05               2.913
     7   25-Sep-05               2.841
     8   25-Oct-05               2.977
     9   25-Nov-05               2.692
    10   25-Dec-05               2.859
    11   25-Jan-06               2.509
    12   25-Feb-06               2.549
    13   25-Mar-06               3.197
    14   25-Apr-06               2.447
    15   25-May-06               2.620
    16   25-Jun-06               2.377
    17   25-Jul-06               2.569
    18   25-Aug-06               2.328
    19   25-Sep-06               2.305
    20   25-Oct-06               2.503
    21   25-Nov-06               2.265
    22   25-Dec-06               2.458
    23   25-Jan-07               3.369
    24   25-Feb-07               3.346
    25   25-Mar-07               4.155
    26   25-Apr-07               3.321
    27   25-May-07               3.563
    28   25-Jun-07               3.295
    29   25-Jul-07               4.431
    30   25-Aug-07               4.129
    31   25-Sep-07               4.110
    32   25-Oct-07               4.377
    33   25-Nov-07               4.073
    34   25-Dec-07               4.340
    35   25-Jan-08               4.201
    36   25-Feb-08               4.181
    37   25-Mar-08               4.762
    38   25-Apr-08               4.103
    39   25-May-08               4.390
    40   25-Jun-08               4.090
    41   25-Jul-08               4.527
    42   25-Aug-08               4.212
    43   25-Sep-08               4.196
    44   25-Oct-08               4.473
    45   25-Nov-08               4.156
    46   25-Dec-08               4.429
    47   25-Jan-09               4.241
    48   25-Feb-09               4.213
    49   25-Mar-09               5.149
    50   25-Apr-09               4.159
    51   25-May-09               4.433
    52   25-Jun-09               4.112
    53   25-Jul-09               4.490
    54   25-Aug-09               4.168
    55   25-Sep-09               4.152
    56   25-Oct-09               4.440
    57   25-Nov-09               4.125
    58   25-Dec-09               4.417
    59   25-Jan-10               4.158
    60   25-Feb-10               4.146
    61   25-Mar-10               5.109
    62   25-Apr-10               4.116
    63   25-May-10               4.404
    64   25-Jun-10               4.085
    65   25-Jul-10               4.438
    66   25-Aug-10               4.119
    67   25-Sep-10               4.106
    68   25-Oct-10               4.399
    69   25-Nov-10               4.082
    70   25-Dec-10               4.377
    71   25-Jan-11               4.115
    72   25-Feb-11               4.104
    73   25-Mar-11               5.082
    74   25-Apr-11               4.079
    75   25-May-11               4.376
    76   25-Jun-11               4.056
    77   25-Jul-11               4.413
    78   25-Aug-11               4.091
    79   25-Sep-11               4.078
    80   25-Oct-11               4.374
    81   25-Nov-11               4.051
    82   25-Dec-11               4.348
    83   25-Jan-12               4.091
    84   25-Feb-12               4.077
    85   25-Mar-12               4.707
    86   25-Apr-12               4.048
    87   25-May-12               4.346
    88   25-Jun-12               4.020
    89   25-Jul-12               3.991
    90   25-Aug-12               3.664
    91   25-Sep-12               3.651
    92   25-Oct-12               3.954
    93   25-Nov-12               3.629
    94   25-Dec-12               3.932
    95   25-Jan-13               3.666
    96   25-Feb-13               3.668
    97   25-Mar-13               4.684
    98   25-Apr-13               3.675
    99   25-May-13               3.994
   100   25-Jun-13               3.683
   101   25-Jul-13               4.057
   102   25-Aug-13               3.748
   103   25-Sep-13               3.757
   104   25-Oct-13               4.084
   105   25-Nov-13               3.777
   106   25-Dec-13               4.108
   107   25-Jan-14               3.844
   108   25-Feb-14               3.855
   109   25-Mar-14               4.889
   110   25-Apr-14               3.881
   111   25-May-14               4.212
   112   25-Jun-14               3.910
   113   25-Jul-14               4.281
   114   25-Aug-14               3.978
   115   25-Sep-14               3.998
   116   25-Oct-14               4.335
   117   25-Nov-14               4.037
   118   25-Dec-14               4.378
   119   25-Jan-15               4.106
   120   25-Feb-15               4.128
   121   25-Mar-15               5.174
   122   25-Apr-15               4.168
   123   25-May-15               4.507
   124   25-Jun-15               4.211
   125   25-Jul-15               4.580
   126   25-Aug-15               4.280
   127   25-Sep-15               4.303
   128   25-Oct-15               4.645
   129   25-Nov-15               4.348
   130   25-Dec-15               4.692
   131   25-Jan-16               4.420
   132   25-Feb-16               4.447
   133   25-Mar-16               5.137
   134   25-Apr-16               4.501
   135   25-May-16               4.851
   136   25-Jun-16               4.560
   137   25-Jul-16               4.938
   138   25-Aug-16               4.648
   139   25-Sep-16               4.679
   140   25-Oct-16               5.032
   141   25-Nov-16               4.745
   142   25-Dec-16               5.101
   143   25-Jan-17               4.853
   144   25-Feb-17               4.889
   145   25-Mar-17               5.962
   146   25-Apr-17               4.965
   147   25-May-17               5.329
   148   25-Jun-17               5.047
   149   25-Jul-17               5.443
   150   25-Aug-17               5.165
   151   25-Sep-17               5.210
   152   25-Oct-17               5.583
   153   25-Nov-17               5.309
   154   25-Dec-17               5.684
   155   25-Jan-18               5.436
   156   25-Feb-18               5.490
   157   25-Mar-18               6.584
   158   25-Apr-18               5.603
   159   25-May-18               5.986
   160   25-Jun-18               5.725
   161   25-Jul-18               6.131
   162   25-Aug-18               5.875
   163   25-Sep-18               5.945
   164   25-Oct-18               6.343
   165   25-Nov-18               6.095
   166   25-Dec-18               6.498
   167   25-Jan-19               6.258
   168   25-Feb-19               6.340
   169   25-Mar-19               7.464
   170   25-Apr-19               6.514
   171   25-May-19               6.927
   172   25-Jun-19               6.698
   173   25-Jul-19               7.117
   174   25-Aug-19               6.895
   175   25-Sep-19               6.998
   176   25-Oct-19               7.428
   177   25-Nov-19               7.216
   178   25-Dec-19               7.653
   179   25-Jan-20               7.437
   180   25-Feb-20               7.558
   181   25-Mar-20               8.348
   182   25-Apr-20               7.809
   183   25-May-20               8.262
   184   25-Jun-20               8.076
   185   25-Jul-20               8.532
   186   25-Aug-20               8.354
   187   25-Sep-20               8.503
   188   25-Oct-20               8.977
   189   25-Nov-20               8.813
   190   25-Dec-20               9.297
   191   25-Jan-21               9.136
   192   25-Feb-21               9.308
   193   25-Mar-21              10.519
   194   25-Apr-21               9.634
   195   25-May-21               9.954
   196   25-Jun-21               9.632
   197   25-Jul-21               9.943
   198   25-Aug-21               9.621
   199   25-Sep-21               9.620
   200   25-Oct-21               9.939
   201   25-Nov-21               9.617
   202   25-Dec-21               9.937
   203   25-Jan-22               9.604
   204   25-Feb-22               9.603
   205   25-Mar-22              10.630
   206   25-Apr-22               9.600
   207   25-May-22               9.919
   208   25-Jun-22               9.598
   209   25-Jul-22               9.904
   210   25-Aug-22               9.583
   211   25-Sep-22               9.582
   212   25-Oct-22               9.901
   213   25-Nov-22               9.580
   214   25-Dec-22               9.899
   215   25-Jan-23               9.563
   216   25-Feb-23               9.562
   217   25-Mar-23              10.585
   218   25-Apr-23               9.560
   219   25-May-23               9.878
   220   25-Jun-23               9.558
   221   25-Jul-23               9.859
   222   25-Aug-23               9.540
   223   25-Sep-23               9.540
   224   25-Oct-23               9.857
   225   25-Nov-23               9.538
   226   25-Dec-23               9.855
   227   25-Jan-24               9.514
   228   25-Feb-24               9.514
   229   25-Mar-24              10.169
   230   25-Apr-24               9.512
   231   25-May-24               9.829
   232   25-Jun-24               9.511
   233   25-Jul-24               9.806
   234   25-Aug-24               9.489
   235   25-Sep-24               9.488
   236   25-Oct-24               9.804
   237   25-Nov-24               9.487
   238   25-Dec-24               9.803
   239   25-Jan-25               9.461
   240   25-Feb-25               9.460
   241   25-Mar-25              10.473
   242   25-Apr-25               9.459
   243   25-May-25               9.774
   244   25-Jun-25               9.459
   245   25-Jul-25               9.746
   246   25-Aug-25               9.431
   247   25-Sep-25               9.431
   248   25-Oct-25               9.745
   249   25-Nov-25               9.431
   250   25-Dec-25               9.745
   251   25-Jan-26               9.407
   252   25-Feb-26               9.407
   253   25-Mar-26              10.415
   254   25-Apr-26               9.407
   255   25-May-26               9.721
   256   25-Jun-26               9.407
   257   25-Jul-26               9.701
   258   25-Aug-26               9.388
   259   25-Sep-26               9.388
   260   25-Oct-26               9.701
   261   25-Nov-26               9.389
   262   25-Dec-26               9.702
   263   25-Jan-27               9.373
   264   25-Feb-27               9.374
   265   25-Mar-27              10.379
   266   25-Apr-27               9.375
   267   25-May-27               9.688
   268   25-Jun-27               9.377
   269   25-Jul-27               9.677
   270   25-Aug-27               9.366
   271   25-Sep-27               9.366
   272   25-Oct-27               9.679
   273   25-Nov-27               9.367
   274   25-Dec-27               9.679
   275   25-Jan-28               9.359
   276   25-Feb-28               9.359
   277   25-Mar-28              10.005
   278   25-Apr-28               9.360
   279   25-May-28               9.673
   280   25-Jun-28               9.362
   281   25-Jul-28               9.670
   282   25-Aug-28               9.359
   283   25-Sep-28               9.360
   284   25-Oct-28               9.673
   285   25-Nov-28               9.362
   286   25-Dec-28               9.676
   287   25-Jan-29               9.363
   288   25-Feb-29               9.364
   289   25-Mar-29              10.369
   290   25-Apr-29               9.367
   291   25-May-29               9.682
   292   25-Jun-29               9.371
   293   25-Jul-29               9.688
   294   25-Aug-29               9.378
   295   25-Sep-29               9.380
   296   25-Oct-29               9.695
   297   25-Nov-29               9.385
   298   25-Dec-29               9.701
   299   25-Jan-30               9.388
   300   25-Feb-30               9.391
   301   25-Mar-30              10.401
   302   25-Apr-30               9.398
   303   25-May-30               9.715
   304   25-Jun-30               9.406
   305   25-Jul-30               9.708
   306   25-Aug-30               9.399
   307   25-Sep-30               9.404
   308   25-Oct-30               9.723
   309   25-Nov-30               9.414
   310   25-Dec-30               9.734
   311   25-Jan-31               9.413
   312   25-Feb-31               9.419
   313   25-Mar-31              10.435
   314   25-Apr-31               9.432
   315   25-May-31               9.755
   316   25-Jun-31               9.448
   317   25-Jul-31               9.763
   318   25-Aug-31               9.452
   319   25-Sep-31               9.458
   320   25-Oct-31               9.779
   321   25-Nov-31               9.470
   322   25-Dec-31               9.793
   323   25-Jan-32               9.479
   324   25-Feb-32               9.488
   325   25-Mar-32              10.152
   326   25-Apr-32               9.506
   327   25-May-32               9.833
   328   25-Jun-32               9.528
   329   25-Jul-32               9.857
   330   25-Aug-32               9.552
   331   25-Sep-32               9.567
   332   25-Oct-32               9.902
   333   25-Nov-32               9.601
   334   25-Dec-32               9.941
   335   25-Jan-33               9.644
   336   25-Feb-33               9.669
   337   25-Mar-33              10.734
   338   25-Apr-33               9.725
   339   25-May-33              10.085
   340   25-Jun-33               9.794
   341   25-Jul-33              10.167
   342   25-Aug-33               9.884
   343   25-Sep-33               9.936
   344   25-Oct-33              10.269
   345   25-Nov-33               9.942
   346   25-Dec-33              10.275
   347   25-Jan-34               9.955
   348   25-Feb-34               9.954
   349   25-Mar-34              11.023
   350   25-Apr-34               9.957
   351   25-May-34              10.287
   352   25-Jun-34               9.957
   353   25-Jul-34              10.307
   354   25-Aug-34               9.970
   355   25-Sep-34               9.972
   356   25-Oct-34              10.298
   357   25-Nov-34               9.967
   358   25-Dec-34              10.294


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-NC1


                    Forward Curve

          Month     1mL        6mL
          1         2.65665    3.05825
          2         2.86248    3.17882
          3         3.02896    3.28837
          4         3.12214    3.37214
          5         3.22543    3.45265
          6         3.32338    3.54222
          7         3.39788    3.60367
          8         3.47938    3.66008
          9         3.54978    3.71571
          10        3.59947    3.76320
          11        3.73801    3.80821
          12        3.69331    3.83379
          13        3.74081    3.87052
          14        3.79492    3.90292
          15        3.83786    3.92762
          16        3.86297    3.94992
          17        3.88584    3.97331
          18        3.90876    3.99429
          19        3.93058    4.01758
          20        3.94659    4.03837
          21        3.96700    4.05927
          22        3.99460    4.07938
          23        4.02267    4.09912
          24        4.04529    4.11367
          25        4.05761    4.12879
          26        4.06960    4.14507
          27        4.08402    4.16086
          28        4.10053    4.17833
          29        4.11531    4.19660
          30        4.13208    4.21474
          31        4.15013    4.23515
          32        4.16731    4.25358
          33        4.18603    4.27197
          34        4.20554    4.29120
          35        4.22514    4.31110
          36        4.24559    4.33043
          37        4.26333    4.35261
          38        4.28131    4.37143
          39        4.30027    4.39189
          40        4.32032    4.41413
          41        4.34032    4.43503
          42        4.36312    4.45759
          43        4.38306    4.48162
          44        4.40418    4.50420
          45        4.42719    4.52984
          46        4.44893    4.55748
          47        4.47213    4.58106
          48        4.49963    4.60575
          49        4.52627    4.63002
          50        4.55248    4.65050
          51        4.57820    4.66900
          52        4.59845    4.68570
          53        4.61755    4.69967
          54        4.63569    4.71274
          55        4.65035    4.72254
          56        4.66290    4.73181
          57        4.67372    4.74265
          58        4.68171    4.75383
          59        4.68889    4.76546
          60        4.69797    4.77793
          61        4.71054    4.79176
          62        4.72458    4.80545
          63        4.73810    4.81911
          64        4.75083    4.83094
          65        4.76342    4.84315
          66        4.77628    4.85614
          67        4.78878    4.86777
          68        4.80152    4.87825
          69        4.81234    4.89167
          70        4.82381    4.90188
          71        4.83592    4.91417
          72        4.84680    4.92692
          73        4.85720    4.93855
          74        4.87119    4.95173
          75        4.88091    4.96431
          76        4.89385    4.97747
          77        4.90700    4.99029
          78        4.91860    5.00376
          79        4.93187    5.01792
          80        4.94508    5.03098
          81        4.95794    5.04542
          82        4.97111    5.05948
          83        4.98504    5.07525
          84        4.99966    5.08783
          85        5.01343    5.10176
          86        5.02810    5.11599
          87        5.04144    5.12773
          88        5.05609    5.14021
          89        5.06695    5.15166
          90        5.07975    5.16289
          91        5.09209    5.17520
          92        5.10210    5.18485
          93        5.11322    5.19588
          94        5.12343    5.20733
          95        5.13260    5.22015
          96        5.14595    5.23160
          97        5.15757    5.24330
          98        5.16983    5.25510
          99        5.18180    5.26546
          100       5.19398    5.27643
          101       5.20334    5.28357
          102       5.21366    5.29219
          103       5.22279    5.30065
          104       5.23062    5.30725
          105       5.23944    5.31541
          106       5.24421    5.32305
          107       5.25109    5.33281
          108       5.26030    5.34156
          109       5.26899    5.35138
          110       5.27900    5.35937
          111       5.28790    5.36671
          112       5.29663    5.37433
          113       5.30390    5.37949
          114       5.31224    5.38521
          115       5.31701    5.38960
          116       5.32276    5.39375
          117       5.32847    5.39909
          118       5.33143    5.40493
          119       5.33562    5.40954
          120       5.34041    5.41485
          121       5.34498    5.42130
          122       5.35185    5.42759
          123       5.35871    5.43286
          124       5.36240    5.43790
          125       5.36851    5.44392
          126       5.37490    5.45071
          127       5.37959    5.45467
          128       5.38482    5.45909
          129       5.39044    5.46534
          130       5.39516    5.46878
          131       5.40156    5.47407
          132       5.40435    5.47901
          133       5.40834    5.48411
          134       5.41465    5.49063
          135       5.41763    5.49630
          136       5.42411    5.50345
          137       5.43057    5.51008
          138       5.43561    5.51738
          139       5.44301    5.52611
          140       5.45023    5.53299
          141       5.45735    5.54243
          142       5.46515    5.55051
          143       5.47392    5.55960
          144       5.48333    5.56809
          145       5.49117    5.57542
          146       5.50138    5.58449
          147       5.50807    5.58896
          148       5.51601    5.59571
          149       5.52261    5.60102
          150       5.52793    5.60361
          151       5.53436    5.60790
          152       5.53649    5.60989
          153       5.54165    5.61560
          154       5.54456    5.61962
          155       5.54485    5.62551
          156       5.55100    5.63042
          157       5.55662    5.63542
          158       5.56392    5.64101
          159       5.56880    5.64314
          160       5.57459    5.64563
          161       5.57585    5.64593
          162       5.57954    5.64690
          163       5.58157    5.64757
          164       5.58088    5.64579
          165       5.58141    5.64599
          166       5.58012    5.64603
          167       5.57749    5.64733
          168       5.57929    5.64806
          169       5.57980    5.64825
          170       5.58210    5.64982
          171       5.58383    5.64988
          172       5.58537    5.65005
          173       5.58405    5.64657
          174       5.58422    5.64499
          175       5.58281    5.64258
          176       5.58030    5.63872
          177       5.57871    5.63675
          178       5.57309    5.63453
          179       5.57038    5.63304
          180       5.56842    5.63151
          181       5.56606    5.63059
          182       5.56665    5.63056
          183       5.56665    5.62909
          184       5.56362    5.62705
          185       5.56355    5.62678
          186       5.56334    5.62676
          187       5.56133    5.62409
          188       5.56014    5.62185
          189       5.55928    5.62076
          190       5.55748    5.61913
          191       5.55727    5.61747
          192       5.55400    5.61434
          193       5.55206    5.61338
          194       5.55171    5.61281
          195       5.54992    5.61116
          196       5.54764    5.60823
          197       5.54575    5.60609
          198       5.54417    5.60465
          199       5.54205    5.60188
          200       5.54023    5.59825
          201       5.53670    5.59601
          202       5.53488    5.59316
          203       5.53328    5.59092
          204       5.52990    5.58803
          205       5.52661    5.58487
          206       5.52608    5.58333
          207       5.52124    5.57933
          208       5.51979    5.57726
          209       5.51723    5.57368
          210       5.51300    5.56991
          211       5.51085    5.56749
          212       5.50767    5.56292
          213       5.50405    5.55975
          214       5.50081    5.55588
          215       5.49787    5.55265
          216       5.49436    5.54886
          217       5.48970    5.54463
          218       5.48783    5.54284
          219       5.48289    5.53725
          220       5.48003    5.53445
          221       5.47612    5.53095
          222       5.47178    5.52526
          223       5.46889    5.52137
          224       5.46274    5.51594
          225       5.46029    5.51218
          226       5.45618    5.50673
          227       5.44945    5.50138
          228       5.44691    5.49788
          229       5.44235    5.49301
          230       5.43704    5.48806
          231       5.43296    5.48368
          232       5.42898    5.47971
          233       5.42295    5.47303
          234       5.41896    5.46874
          235       5.41392    5.46356
          236       5.40847    5.45686
          237       5.40439    5.45105
          238       5.39717    5.44354
          239       5.39326    5.43870
          240       5.38739    5.43191
          241       5.37935    5.42555
          242       5.37406    5.42016
          243       5.36788    5.41418
          244       5.36213    5.40895
          245       5.35572    5.40243
          246       5.35085    5.39717
          247       5.34343    5.39058
          248       5.33841    5.38514
          249       5.33364    5.38029
          250       5.32713    5.37493
          251       5.32280    5.37021
          252       5.31766    5.36498
          253       5.31172    5.36053
          254       5.30825    5.35699
          255       5.30382    5.35217
          256       5.29813    5.34735
          257       5.29427    5.34373
          258       5.29072    5.34078
          259       5.28576    5.33573
          260       5.28184    5.33140
          261       5.27837    5.32819
          262       5.27427    5.32468
          263       5.27173    5.32142
          264       5.26669    5.31696
          265       5.26322    5.31475
          266       5.26130    5.31312
          267       5.25820    5.31065
          268       5.25491    5.30729
          269       5.25218    5.30484
          270       5.24992    5.30322
          271       5.24737    5.30062
          272       5.24531    5.29780
          273       5.24193    5.29577
          274       5.24029    5.29406
          275       5.23905    5.29278
          276       5.23644    5.29082
          277       5.23442    5.28946
          278       5.23400    5.28974
          279       5.23144    5.28710
          280       5.23093    5.28692
          281       5.22976    5.28645
          282       5.22836    5.28499
          283       5.22859    5.28482
          284       5.22595    5.28247
          285       5.22650    5.28336
          286       5.22638    5.28283
          287       5.22491    5.28321
          288       5.22547    5.28295
          289       5.22426    5.28322
          290       5.22545    5.28517
          291       5.22527    5.28493
          292       5.22674    5.28600
          293       5.22531    5.28609
          294       5.22703    5.28777
          295       5.22817    5.28911
          296       5.22790    5.28740
          297       5.22965    5.28648
          298       5.23081    5.28437
          299       5.23169    5.28212
          300       5.23104    5.27851
          301       5.22531    5.27397
          302       5.22223    5.27178
          303       5.21914    5.26893
          304       5.21638    5.26677
          305       5.21192    5.26221
          306       5.20952    5.26008
          307       5.20639    5.25756
          308       5.20307    5.25381
          309       5.20129    5.25130
          310       5.19673    5.24765
          311       5.19537    5.24658
          312       5.19324    5.24403
          313       5.18947    5.24225
          314       5.18815    5.24086
          315       5.18613    5.23911
          316       5.18457    5.23820
          317       5.18240    5.23596
          318       5.18179    5.23495
          319       5.17874    5.23289
          320       5.17774    5.23182
          321       5.17718    5.23121
          322       5.17491    5.22995
          323       5.17464    5.22963
          324       5.17372    5.22865
          325       5.17222    5.22818
          326       5.17232    5.22861
          327       5.17179    5.22878
          328       5.17103    5.22795
          329       5.17077    5.22801
          330       5.17100    5.22896
          331       5.17100    5.22890
          332       5.17149    5.22820
          333       5.17063    5.22920
          334       5.17137    5.22948
          335       5.17263    5.23070
          336       5.17253    5.23172
          337       5.17251    5.23241
          338       5.17526    5.23474
          339       5.17441    5.23542
          340       5.17663    5.23760
          341       5.17831    5.23884
          342       5.17859    5.24027
          343       5.18084    5.24289
          344       5.18252    5.24370
          345       5.18393    5.24629
          346       5.18581    5.24811
          347       5.18822    5.25090
          348       5.19042    5.25348
          349       5.19151    5.25576
          350       5.19539    5.26048
          351       5.19681    5.26183
          352       5.20018    5.26560
          353       5.20303    5.26928
          354       5.20558    5.27178
          355       5.20987    5.27539
          356       5.21117    5.27643
          357       5.21551    5.28008
          358       5.21944    5.28196
          359       5.22188    5.28434
          360       5.22494    5.28533
          361       5.22504    5.28664


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